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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                  March 6, 2003
            ---------------------------------------------------------
                Date of Report (Date of earliest event reported)



                        Factory Card & Party Outlet Corp.
   --------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                      333-21859                36-3652087
------------------------------ -----------------------  ------------------------
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)           Identification No.)



                   2727 Diehl Road, Naperville, Illinois   60563
                  ------------------------------------------------
               (Address of principal executive offices)   (Zip Code)



                                 (630) 579-2000
                          -----------------------------
                         (Registrant's telephone number)

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Item 5.      Other Events.

On March 6, 2003, Factory Card & Party Outlet Corp. ("FCPO") issued: (1) a press release announcing fourth quarter results; and (2) a press release announcing FCPO's expansion of juvenile party selection. A copy of the press releases are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

       (a)  Exhibits

            99.1     Press Release issued by FCPO dated March 6, 2003.

            99.2     Press Release issued by FCPO dated March 6, 2003

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                                    SIGNATURE

       Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FACTORY CARD & PARTY OUTLET CORP.


                                      /s/ James D. Constantine
                                      ----------------------------------------
                                      James D. Constantine
Dated:  March 6, 2003                 Executive Vice President and
                                      Chief Financial and Administrative Officer

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                                  EXHIBIT INDEX


Exhibit                                Description
  No.

  99.1         Press Release issued by FCPO dated March 6, 2003
  99.2         Press Release issued by FCPO dated March 6, 2003